Exhibit 99.2

2019 Fourth Quarter Results Earnings Release Presentation January 21, 2020

Fourth Quarter 2019 | PACW | p. 2 This communication contains certain forward - looking information about PacWest that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements

Fourth Quarter 2019 | PACW | p. 3 Presentation Index Fourth Quarter Highlights 4 Loans and Leases 9 Credit Quality 13 Deposits 18 Investment Securities 20 Controlled Expenses 21 Non - GAAP Measurements 22

Fourth Quarter 2019 | PACW | p. 4 Fourth Quarter Highlights • Net earnings of $117.9 million • Earnings per share of $0.98 • ROAA of 1.77% • ROATE of 19.98% Robust Earnings High Performing • Net interest margin of 4.33% • Loan and lease yield of 5.67% • Cost of deposits of 71bps; 83bps in Q3 • Efficiency ratio of 44.8% • Noninterest expense to average assets of 1.86% Loan Growth & Credit Quality • Loan production of $1.0 billion • Full year loan growth of 5% • Classified loans to total loans of 0.93% • Net charge - offs of $0.8 million; 2bps of average loans and leases • Provision for credit losses of $3.0 million Strong Deposit Base & Capital • Core deposits at 84% of total deposits • Noninterest - bearing demand deposits at 38% of total deposits • Tangible common equity ratio of 9.79% • CET1 ratio of 9.78%

Fourth Quarter 2019 | PACW | p. 5 ∆ ($ in millions, except per share amounts) 4Q19 3Q19 Q / Q Total Assets 26,771$ 26,725$ 0% Loans and Leases HFI, net of deferred fees 18,847$ 18,736$ 1% Total Deposits 19,233$ 19,733$ -3% Core Deposits 16,187$ 16,471$ -2% Net Earnings 117.9$ 110.0$ 7% Earnings Per Share 0.98$ 0.92$ 7% Return on Average Assets ("ROAA") (1) 1.77% 1.65% 0.12 Return on Average Tangible Equity ("ROATE") (1) 19.98% 19.01% 0.97 Tangible Common Equity Ratio (1) 9.79% 9.65% 0.14 Tangible Book Value Per Share (1) 19.77$ 19.43$ 2% Tax Equivalent Net Interest Margin 4.33% 4.46% -0.13 Efficiency Ratio 44.8% 42.3% 2.5 Quarter - Over - Quarter Financial Highlights (1) See “Non - GAAP Measurements” slide on page 22.

Fourth Quarter 2019 | PACW | p. 6 ∆ ($ in millions, except per share amounts) 2019 2018 Y / Y Total Assets 26,771$ 25,731$ 4% Loans and Leases HFI, net of deferred fees 18,847$ 17,958$ 5% Total Deposits 19,233$ 18,871$ 2% Core Deposits 16,187$ 16,347$ -1% Net Earnings 468.6$ 465.3$ 1% Earnings Per Share 3.90$ 3.72$ 5% Return on Average Assets ("ROAA") 1.80% 1.91% -0.11 Return on Average Tangible Equity ("ROATE") (1) 20.66% 21.22% -0.56 Tangible Common Equity Ratio (1) 9.79% 9.60% 0.19 Tangible Book Value Per Share (1) 19.77$ 18.02$ 10% Tax Equivalent Net Interest Margin 4.54% 5.05% -0.51 Efficiency Ratio 42.7% 41.0% 1.7 Year - Over - Year Financial Highlights (1) See “Non - GAAP Measurements” slide on page 22.

Solid Earnings Track Record



Millions
CUB acquisition
Diluted EPS
$140
$120
$100
$80
$60
$40
$20
$0
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19 (1)
3Q19
4Q19
Net Earnings
Diluted EPS

($ in millions, except Diluted EPS)	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19 [(1)]	3Q19	4Q19
Net Earnings	$ 84.0	$ 118.3	$ 115.7	$ 116.3	$ 115.0	$ 112.6	$ 128.1	$ 110.0	$ 117.9
Diluted EPS	$ 0.66	$ 0.93	$ 0.92	$ 0.94	$ 0.93	$ 0.92	$ 1.07	$ 0.92	$ 0.98

(1) 2Q19 includes $22.2 million of pre-tax gains on the sale of securities or $0.13 per diluted share.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 7

Fourth Quarter 2019 | PACW | p. 8 10.50% 10.43% 9.86% 9.61% 9.60% 9.23% 9.50% 9.65% 9.79% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 TCE / TA PACW KRX 10.66% 10.66% 10.33% 10.10% 10.13% 9.38% 9.49% 9.50% 9.74% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 T1 Leverage PACW KRX 13.75% 14.11% 13.48% 13.03% 12.72% 12.15% 12.18% 12.16% 12.41% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total Capital PACW KRX 10.91% 11.16% 10.59% 10.18% 10.01% 9.48% 9.53% 9.55% 9.78% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 CET1 PACW KRX Solid Capital Position – 4Q19 (Preliminary) Source: S&P Global Market Intelligence. Peer data through 3Q19. Peer group is banks in the KBW Regional Bank Index – “KRX”

Fourth Quarter 2019 | PACW | p. 9 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,203$ 22% 4,824$ 27% Income producing and other residential 3,770 20% 3,094 17% Total Real Estate Mortgage 7,973 42% 7,918 44% RE Construction & Land: Commercial 1,082 6% 913 5% Residential 1,656 9% 1,321 8% Total RE Construction & Land 2,738 15% 2,234 13% Total Real Estate 10,711 57% 10,152 57% Commercial: Asset-based 3,748 20% 3,305 18% Venture capital 2,179 12% 2,039 11% Other commercial 1,768 9% 2,061 12% Total Commercial 7,695 41% 7,405 41% Consumer 441 2% 401 2% Total Loans HFI (1) 18,847$ 100% 17,958$ 100% Unfunded commitments 8,183$ 7,528$ 12/31/2019 12/31/2018 Commercial mortgage Income producing and other residential Commercial construction Residential construction Asset - based Venture capital Other commercial Consumer As of December 31, 2019 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Fourth Quarter 2019 | PACW | p. 10 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 2,119$ 57% 1,781$ 54% Equipment Finance 852 23% 734 22% Premium Finance 467 12% 356 11% Other 310 8% 434 13% Total Asset-Based 3,748$ 100% 3,305$ 100% 12/31/2019 12/31/2018 ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,666$ 34% 2,971$ 29% Construction & Land (1) 2,738 26% 2,234 22% Other Commercial 2,686 25% 3,238 32% Hospitality 626 6% 575 6% SBA 557 5% 559 6% Healthcare 334 3% 452 4% Other Residential 104 1% 123 1% Total Real Estate 10,711$ 100% 10,152$ 100% 12/31/2019 12/31/2018 Other Commercial, $2,686mm, 25% SBA , $557mm , 5% Hospitality , $626mm , 6% Income Producing Residential, $3,666mm, 34% Healthcare , $334mm , 3% Other Residential , $104mm , 1% Construction & Land , $2,738mm , 26% Real Estate ($10.7B) Lender Finance & Timeshare, $2,119mm, 57% Equipment Finance, $852mm, 23% Premium Finance, $467mm, 12% Other, $310mm, 8% Asset - Based ($3.7B) Diversified Loan and Lease Portfolio (1) Of which land represents $174 million and $169 million as of 12/31/19 and 12/31/18.

Fourth Quarter 2019 | PACW | p. 11 ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,199$ 55% 798$ 39% Expansion Stage 693 32% 908 45% Early Stage 213 10% 225 11% Late Stage 74 3% 108 5% Total Venture Capital 2,179$ 100% 2,039$ 100% 12/31/2019 12/31/2018 ($ in millions) $ Mix $ Mix Other Commercial: Security Monitoring 619$ 35% 643$ 31% Secured Business Loans 583 33% 788 38% Unsecured Business Loans 217 12% 243 12% Municipal 160 9% 121 6% SBA 78 5% 84 4% HOA Loans 73 4% 68 3% Cash Flow 38 2% 114 6% Total Other Commercial 1,768$ 100% 2,061$ 100% 12/31/2019 12/31/2018 Security Monitoring , $619mm , 35% Municipal , $160mm , 9% Cash Flow , $38mm , 2% SBA , $78mm , 5% Secured Business Loans , $583mm , 33% HOA Loans , $73mm , 4% Unsecured Business Loans , $217mm , 12% Other Commercial ($1.8B) Equity Fund Loans, $1,199mm, 55% Expansion Stage, $693mm, 32% Early Stage, $213mm, 10% Late Stage, $74mm, 3% Venture Capital ($2.2B) Diversified Loan and Lease Portfolio

Fourth Quarter 2019 | PACW | p. 12 ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 4Q19 2,339$ 2,223$ 116$ 4.73% 4Q19 18,736$ 18,847$ 111$ 3Q19 2,519 2,229 290 5.45% 3Q19 18,473 18,736 263 2Q19 2,730 2,509 221 5.15% 2Q19 18,308 18,473 165 1Q19 2,368 1,972 396 5.11% 1Q19 17,958 18,308 350 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 728 $1,572 $1,175 $1,436 $1,231 $1,021 $1,186 $1,193 $1,294 $1,288 $1,318 $1,071 $933 $1,529 $1,391 $816 $920 $1,039 $980 $838 $1,407 $2,758 $2,368 $2,730 $2,519 $2,339 $1,991 $1,972 $2,509 $2,229 $2,223 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q18 1Q19 2Q19 3Q19 4Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production Loan and Lease Production of $ 1.0 Billion in 4Q19 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 22 basis points to loan yields in 2019 and 31 basis points in 2018. Decrease in the WAC on production in 4Q19 due primarily to the decrease in 1 - month LIBOR, change in mix including absence of healthcare R.E. and security monitoring loans, an d a couple of larger deal - specific loans in lender finance and equipment finance. (2) Net of deferred fees and costs (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs and loan sales.

# Quarterly Credit Quality Trends

| ($ in thousands) | | 4Q18 | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|---|---|
| Nonaccrual Loans and Leases HFI | $ | 79,333 | 88,527 | 81,265 | 99,113 | 92,353 |
| As a % of Loans and Leases HFI | % | 0.44% | 0.48% | 0.44% | 0.53% | 0.49% |
| Nonperforming Assets | $ | 84,632 | 91,818 | 82,737 | 100,479 | 92,793 |
| As a % of Loans and Leases & Foreclosed Assets | % | 0.47% | 0.50% | 0.45% | 0.54% | 0.49% |
| Classified Loans and Leases HFI[(1)] | $ | 237,110 | 190,305 | 190,979 | 188,607 | 175,912 |
| As a % of Loans and Leases HFI | % | 1.32% | 1.04% | 1.03% | 1.01% | 0.93% |
| Credit Loss Provision | $ | 12,000 | 4,000 | 8,000 | 7,000 | 3,000 |
| As a % of Average Loans and Leases (annualized) | % | 0.28% | 0.09% | 0.18% | 0.15% | 0.06% |
| Net Charge-offs | $ | 19,948 | 191 | 11,244 | 4,485 | 767 |
| As a % of Average Loans and Leases (annualized) | % | 0.46% | 0.00% | 0.25% | 0.10% | 0.02% |
| Trailing Twelve Months Net Charge-offs | $ | 43,758 | 38,994 | 33,102 | 35,868 | 16,687 |
| As a % of Average Loans and Leases | % | 0.26% | 0.22% | 0.18% | 0.20% | 0.09% |
| Allowance for Credit Losses (ACL)[(2)] | $ | 169,333 | 173,142 | 169,898 | 172,413 | 174,646 |
| As a % of Loans and Leases HFI | % | 0.94% | 0.95% | 0.92% | 0.92% | 0.93% |
| ACL / Nonaccrual Loans and Leases HFI | % | 213.45% | 195.58% | 209.07% | 173.96% | 189.11% |

(1) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(2) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 13

Fourth Quarter 2019 | PACW | p. 14 0.26% 0.22% 0.18% 0.20% 0.09% 4Q18 1Q19 2Q19 3Q19 4Q19 Trailing Twelve Months Net Charge - offs / Average Loans and Leases Key Credit Trends – Loans HFI 0.44% 0.48% 0.44% 0.53% 0.49% 4Q18 1Q19 2Q19 3Q19 4Q19 Nonaccrual Loans and Leases / Loans and Leases 0.94% 0.95% 0.92% 0.92% 0.93% 4Q18 1Q19 2Q19 3Q19 4Q19 ACL / Loans and Leases 1.32% 1.04% 1.03% 1.01% 0.93% 4Q18 1Q19 2Q19 3Q19 4Q19 Classified Loans and Leases/ Loans and Leases

Fourth Quarter 2019 | PACW | p. 15 ($ in thousands) 2016 2017 2018 2019 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 92,353 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.49% Nonperforming Assets $ 183,575 157,113 84,632 92,793 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.49% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 175,912 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 0.93% Credit Loss Provision $ 61,000 59,000 (3) 45,000 22,000 As a % of Average Loans and Leases % 0.42% 0.37% 0.27% 0.12% Net Charge-offs $ 21,990 62,957 43,758 16,687 As a % of Average Loans and Leases % 0.15% 0.40% 0.26% 0.09% Allowance for Credit Losses (ACL) (4) $ 161,278 161,647 169,333 174,646 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.93% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 189.11% Annual Credit Quality Trends (1) (1) Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non - PCI loans and leases. (2) Classified loans and leases are those with a credit risk rating of substandard or doubtful. (3) Net of $14.1 million negative provision recorded in conjunction with the sale of $1.5 billion of cash flow loans. (4) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

Fourth Quarter 2019 | PACW | p. 16 % of Loan % of Loan 12/31/2019 9/30/2019 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 18,346$ 0.4% 19,515$ 0.5% 1,735$ -$ Income producing and other residential 2,478 0.1% 2,868 0.1% 2,094 3,750 Total real estate mortgage 20,824 0.3% 22,383 0.3% 3,829 3,750 Real estate construction and land: Commercial 364 0.0% 377 0.0% - - Residential - 0.0% - 0.0% 1,429 2,622 Total R.E. construction and land 364 0.0% 377 0.0% 1,429 2,622 Commercial: Asset-based 30,162 0.8% 33,015 0.9% 19 48 Venture capital 12,916 0.6% 20,131 0.9% - - Other commercial 27,594 1.6% 22,554 1.2% 2,258 4,068 Total commercial 70,672 0.9% 75,700 1.0% 2,277 4,116 Consumer 493 0.1% 653 0.2% 1,006 795 Total 92,353$ 0.5% 99,113$ 0.5% 8,541$ 11,283$ 12/31/2019 Nonaccrual Loans and Leases 9/30/2019 Accruing and 30 -89 Days Past Due Nonaccrual & Delinquent Loan and Lease Detail

Fourth Quarter 2019 | PACW | p. 17 Current Expected Credit Loss (CECL) Impact ▪ In process of completing our CECL calculations using loan balances as of 12/31/19 ▪ Will provide an update in our 2019 Form 10 - K including the transition adjustment ▪ Our 9/30/19 parallel run estimated an increase to ACL upon 1/1/20 adoption in the range of 0 - 10% ▪ Negligible impact to capital ratios based on current estimates ▪ Estimate based on 9/30/19 loan balances, current economic forecasts and assumptions using a one - year reasonable and supportable forecast period ▪ Impact influenced by short - duration commercial loan portfolio; minimal consumer loan portfolio (<2.5% of total loan portfolio) ▪ Current estimate and future calculations all highly dependent on loan composition, model methodologies, various assumptions, economic forecasts and judgments ▪ Anticipate future volatility in the allowance for credit losses and the provision for credit losses due to fluctuations in economic forecasts, economic conditions, assumptions and volume of new originations and payoffs

# Deposit Detail

| ($ in millions) Deposit Category | At or For the Year Ended December 31, 2019 Average $ | Year-End $ | Mix | At or For the Year Ended December 31, 2018 Average $ | Year-End $ | Mix |
|---|---|---|---|---|---|---|
| Noninterest-bearing demand | $ 7,537 | $ 7,243 | 38% | $ 8,211 | $ 7,889 | 42% |
| Interest checking | 3,357 | 3,754 | 19% | 2,331 | 2,843 | 15% |
| Money market | 4,727 | 4,690 | 24% | 4,704 | 5,044 | 27% |
| Savings | 526 | 500 | 3% | 642 | 571 | 3% |
| Total core deposits | 16,147 | 16,187 | 84% | 15,888 | 16,347 | 87% |
| Non-core non-maturity deposits | 462 | 497 | 3% | 518 | 518 | 3% |
| Total non-maturity deposits | 16,609 | 16,684 | 87% | 16,406 | 16,865 | 90% |
| Time deposits $250,000 and under | 2,178 | 2,066 | 11% | 1,497 | 1,594 | 8% |
| Time deposits over $250,000 | 463 | 483 | 2% | 359 | 412 | 2% |
| Total time deposits | 2,641 | 2,549 | 13% | 1,856 | 2,006 | 10% |
| Total deposits [(1)] | $ 19,250 | $ 19,233 | 100% | $ 18,262 | $ 18,871 | 100% |


December 31, 2019
Interest checking
Money market
Core: 84%
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand


December 31, 2018
Interest checking
Money market
Core: 87%
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand

(1) Does not include $1.5 billion and $1.9 billion of client investment funds held at December 31, 2019 and December 31, 2018, respectively.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 18

Fourth Quarter 2019 | PACW | p. 19 $18.9 $19.3 $18.8 $19.7 $19.2 1.10% 1.24% 1.35% 1.34% 1.14% 0.62% 0.73% 0.81% 0.83% 0.71% 0.00% 0.50% 1.00% 1.50% 2.00% 0.0 5.0 10.0 15.0 20.0 25.0 4Q18 1Q19 2Q19 3Q19 4Q19 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Average Interest-Bearing Deposits Cost of Average Total Deposits ($ in millions) Time Deposits Time Deposits Total Time Maturities $250,000 and Under Over $250,000 Deposits Due in three months or less 992$ 152$ 1,144$ Due in over three months through six months 609 150 759 Due in over six months through twelve months 369 159 528 Due in over 12 months through 24 months 81 20 101 Due in over 24 months 15 2 17 Total 2,066$ (1) 483$ 2,549$ December 31, 2019 Deposit Portfolio (1) Includes brokered deposits of $1.2 billion with a weighted average maturity of 3 months and a weighted average cost of 1.93%.

Fourth Quarter 2019 | PACW | p. 20 Diversified Investment Portfolio (1) Fair value at 12/31/19 (2) Yield is for 4Q19 (3) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA - related revenue bon ds. Asset - backed Securities , $215mm , 6% Agency Residential MBS , $305mm , 8% Agency Residential CMOs , $1,136mm , 30% Agency Commercial MBS , $1,108mm , 29% Private CMOs , $100mm , 3% Municipal Securities , $735mm , 19% Collateralized Loan Obligations , $124mm , 3% Other , $74mm , 2% $3.8 Billion Total Investment Portfolio (1) 5.8 5.6 6.0 6.3 6.3 5.2 5.0 4.5 4.4 4.4 4 5 6 7 4Q18 1Q19 2Q19 3Q19 4Q19 Years Average Life and Effective Duration Average Life Effective Duration S&P Ratings % Total Issue Type % Total AAA 11% G.O. Limited 5% AA 82% G.O . Unlimited 49% A 2% Revenue 46% BBB 1% Not Rated (3) 4% 100% 100% 3.07% overall portfolio tax equivalent yield (2) Municipal Securities Composition

Fourth Quarter 2019 | PACW | p. 21 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 41.6% 42.3% 44.8% 54.4% 56.3% 54.8% 53.6% 54.1% 54.3% 54.3% 54.1% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 PACW Efficiency Ratio Median Efficiency Ratio Banks in KRX Index Efficiency Ratio Trend

# Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

| *($ in thousands, except per share amounts)* | December 31, 2019 | September 30, 2019 | June 30, 2019 | March 31, 2019 | December 31, 2018 |
|---|---|---|---|---|---|
| **Tangible Common Equity Ratio & Tangible Book Value Per Share** | | | | | |
| Stockholders' equity | $ 4,954,697 | $ 4,920,108 | $ 4,852,010 | $ 4,790,982 | $ 4,825,588 |
| Less: Intangible assets | 2,587,064 | 2,591,217 | 2,596,050 | 2,600,920 | 2,605,790 |
| Tangible common equity | $ 2,367,633 | $ 2,328,891 | $ 2,255,960 | $ 2,190,062 | $ 2,219,798 |
| Total assets | $ 26,770,806 | $ 26,724,627 | $ 26,344,414 | $ 26,324,138 | $ 25,731,354 |
| Less: Intangible assets | 2,587,064 | 2,591,217 | 2,596,050 | 2,600,920 | 2,605,790 |
| Tangible assets | $ 24,183,742 | $ 24,133,410 | $ 23,748,364 | $ 23,723,218 | $ 23,125,564 |
| Equity to assets ratio | 18.51% | 18.41% | 18.42% | 18.20% | 18.75% |
| Tangible common equity ratio (1) | 9.79% | 9.65% | 9.50% | 9.23% | 9.60% |
| Book value per share | $ 41.36 | $ 41.06 | $ 40.49 | $ 39.86 | $ 39.17 |
| Tangible book value per share (2) | $ 19.77 | $ 19.43 | $ 18.83 | $ 18.22 | $ 18.02 |
| Shares outstanding | 119,781,605 | 119,831,192 | 119,829,104 | 120,201,149 | 123,189,833 |
| **Return on Average Tangible Equity** | | | | | |
| Net earnings | $ 117,881 | $ 110,026 | $ 128,125 | $ 112,604 | $ 115,041 |
| Average stockholders' equity | $ 4,930,182 | $ 4,890,746 | $ 4,818,889 | $ 4,815,965 | $ 4,758,401 |
| Less: Average intangible assets | 2,589,217 | 2,593,925 | 2,598,762 | 2,603,842 | 2,608,497 |
| Average tangible common equity | $ 2,340,965 | $ 2,296,821 | $ 2,220,127 | $ 2,212,123 | $ 2,149,904 |
| Return on average equity | 9.49% | 8.93% | 10.66% | 9.48% | 9.59% |
| Return on average tangible equity (3) | 19.98% | 19.01% | 23.15% | 20.64% | 21.23% |

(1) Tangible common equity divided by tangible assets
(2) Tangible common equity divided by shares outstanding
(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 22